UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2016

PINNACLE ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001- 37666	47-4668380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3980 Howard Hughes Parkway, Las Vegas, Nevada		89169
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (702) 541-7777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information set forth under Item 7.01 of this Form 8-K is incorporated by reference into this Item 2.02.

Item 7.01	Regulation FD Disclosure.

On October 6, 2016, Pinnacle Entertainment, Inc., a Delaware corporation (the “Company”), issued a press release pursuant to Rule 135c of the Securities Act of 1933, as amended (the “Securities Act”), announcing that it intends to offer, subject to market and customary conditions, an additional $100.0 million in aggregate principal amount of its 5.625% Senior Notes due 2024 (the “Senior Notes”). The Senior Notes will constitute a further issuance of, and form a single series with, the $375.0 million in aggregate principal amount of 5.625% Senior Notes due 2024 that the Company issued on April 28, 2016. The Senior Notes will be offered only to “qualified institutional buyers” under Rule 144A of the Securities Act or, outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act. A copy of the Company’s press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference.

On October 6, 2016, the Company disclosed the following supplemental information in connection with the offering of the Senior Notes:

Preliminary outlook for 2016 third quarter

For the quarterly period ended September 30, 2016, the Company expects same-store gross gaming revenues to remain essentially unchanged year over year, excluding the Meadows Casino and Racetrack. The financial performance of the Company’s L’Auberge Baton Rouge business was negatively impacted by the severe rain and flooding in Baton Rouge in August 2016, but this business recovered in September 2016. In addition, in the 2016 third quarter, the Company’s Ameristar St. Charles business was negatively impacted by the highway interchange construction on I-70 and a casino floor renovation program. Despite these events, the Company anticipates that same-store Consolidated Adjusted EBITDAR grew year over year in the 2016 third quarter, excluding the Meadows Casino and Racetrack.

The foregoing outlook is preliminary and subject to the completion of the final financial statements, including the review of those financial statements by our internal and independent accounting professionals.

Forward-Looking Statements

All statements included in this Form 8-K, other than historical information or statements of historical fact, are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Words such as, but not limited to, “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “could,” “may,” “will,” “should,” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements may include, without limitation, statements regarding the Company’s expectations with respect to the proposed offering of the Senior Notes and the Company’s gross gaming revenues and Consolidated Adjusted EBITDAR for the quarterly period ended September 30, 2016. The Company’s expectations with respect to its gross gaming revenues and Consolidated Adjusted EBITDAR for the quarterly period ended September 30, 2016 are preliminary internal estimates based on the information available to the Company as of the date of hereof. Because the Company does not have final results for the quarterly period ended September 30, 2016, the Company’s actual results when they become available could differ materially from the preliminary expectations of financial results disclosed herein, including from additional developments of which the Company is currently unaware. All forward-looking statements rely on a number of assumptions, estimates and data concerning future results and events and are subject to a number of uncertainties and other factors, many of which are outside the Company’s control that could cause actual results to differ materially from actual those reflected in such statements. Accordingly, the Company cautions that the forward-looking statements contained herein are qualified by these and other important factors and uncertainties that could cause results to differ materially from those reflected by such statements. For more information on the potential factors, please review the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the Company’s Registration Statement on Form 10, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K.

This Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, the Senior Notes or any security, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Press Release dated October 6, 2016, issued by Pinnacle Entertainment, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC. (Registrant)

Date: October 6, 2016	By:	/s/ Elliot D. Hoops
Elliot D. Hoops
Vice President and Legal Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press Release dated October 6, 2016, issued by Pinnacle Entertainment, Inc.